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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement No. 333-99899 on Form S-8 of Deb Shops, Inc., of our report dated April 5, 2005, with respect to the consolidated financial statements of Deb Shops, Inc. and subsidiaries included in the Annual Report (Form 10-K) for the fiscal year ended January 31, 2005.

                                                       BDO SEIDMAN, LLP

Philadelphia, Pennsylvania
April 18, 2005